UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Section 240.14a-12

Oracle Corporation

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

ANNUAL MEETING OF STOCKHOLDERS OF ORACLE CORPORATION

November 5, 2014

PROXY VOTING INSTRUCTIONS

INTERNET - Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free 1-800-PROXIES (1-800-776-9437) in the United States or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER

ACCOUNT NUMBER

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/17983

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

21133333300000000000 8 110514

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4, 5, 6 and 7. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE X

1. Election of Board of Directors:

FOR ALL NOMINEES

WITHHOLD AUTHORITY FOR ALL NOMINEES

FOR ALL EXCEPT

(See instructions below)

NOMINEES:

Jeffrey S. Berg

H. Raymond Bingham

Michael J. Boskin

Safra A. Catz

Bruce R. Chizen

George H. Conrades

Lawrence J. Ellison

Hector Garcia-Molina

Jeffrey O. Henley

Mark V. Hurd

Naomi O. Seligman

2. Advisory Vote to Approve Executive Compensation.

3. Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2015.

4. Stockholder Proposal Regarding Vote Tabulation.

5. Stockholder Proposal Regarding Multiple Performance Metrics.

6. Stockholder Proposal Regarding Quantifiable Performance Metrics.

7. Stockholder Proposal Regarding Proxy Access

FOR AGAINST ABSTAIN

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

Signature of Stockholder Date: Signature of Stockholder Date:

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Important Notice of Availability of Proxy Materials for the Stockholder Meeting of ORACLE CORPORATION

To Be Held On November 5, 2014 at 10:00 a.m., Pacific Time in the Oracle Corporation Conference Center, 350 Oracle Parkway, Redwood City, California

COMPANY NUMBER

ACCOUNT NUMBER

CONTROL NUMBER

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 10/26/14.

Please visit http://www.astproxyportal.com/ast/17983 where the following materials are available for view:

Notice of Annual Meeting of Stockholders

Proxy Statement

Form of Electronic Proxy Card

Annual Report on Form 10-K

TO REQUEST MATERIAL:

TELEPHONE: 888-Proxy-NA (888-776-9962) 718-921-8562 (for international callers)

E-MAIL: info@amstock.com

WEBSITE: http://www.amstock.com/proxyservices/requestmaterials.asp

TO VOTE:

ONLINE: To access your online proxy card, please visit http://www.astproxyportal.com/ast/17983 and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

IN PERSON: You may vote your shares in person by attending the Annual Meeting.

TELEPHONE: To vote by telephone, please visit http://www.astproxyportal.com/ast/17983 to view the materials and to obtain the toll free number to call.

MAIL: You may request a card by following the instructions above.

1. Election of Board of Directors:

NOMINEES:

Jeffrey S. Berg

H. Raymond Bingham

Michael J. Boskin

Safra A. Catz

Bruce R. Chizen

George H. Conrades

Lawrence J. Ellison

Hector Garcia-Molina

Jeffrey O. Henley

Mark V. Hurd

Naomi O. Seligman

2. Advisory Vote to Approve Executive Compensation.

3. Ratification of the Selection of Ernst & Young LLP as Independent Registered Public Accounting Firm for Fiscal Year 2015.

4. Stockholder Proposal Regarding Vote Tabulation.

5. Stockholder Proposal Regarding Multiple Performance Metrics.

6. Stockholder Proposal Regarding Quantifiable Performance Metrics.

7. Stockholder Proposal Regarding Proxy Access

The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1, FOR Proposals 2 and 3, and AGAINST Proposals 4, 5, 6 and 7.

Please note that you cannot use this notice to vote by mail.